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                                                                    EXHIBIT 23.4

                   Consent of Independent Public Accountants

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report included in the Annual Report on Form 10-KSB of Virginia Gas Company for the fiscal year ended December 31, 1999 (as amended on May 1, 2000) and to all references to our firm in this Registration Statement.

ARTHUR ANDERSEN LLP

Richmond, Virginia

September 2, 2000